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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: October 26, 2000

                               RESOURCEPHOENIX.COM
             (Exact Name of Registrant as specified in its charter)

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
            Delaware                           000-27449                             52-2190830
(State or other jurisdiction of        (Commission File Number)      (I.R.S. Employer Identification Number)
incorporation or organization)
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                              2401 Kerner Boulevard
                              San Rafael, CA 94901
                                 (415) 485-4600

    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

ITEM 5.        OTHER EVENTS.

        On October 25, 2000, ReSourcePhoenix.com, a Delaware corporation, announced its financial results for the quarter ended September 30, 2000 and reported Mr. Roger Smith's recent resignation as a director of the company. A copy of ReSourcePhoenix.com's press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

               (c)    Exhibits.

                      99.1   Press Release dated October 25, 2000.

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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  RESOURCEPHOENIX.COM



                                  By: /s/ Gregory A. Thornton
                                     -------------------------------------------
                                      Gregory A. Thornton
                                      Vice President and Chief Financial Officer

Dated:  October 25, 2000

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                                INDEX TO EXHIBITS

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Exhibit Number           Description
99.1                     Press Release dated October 25, 2000
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